Exhibit 99.2
October 12, 2010 Strategic Review and 2011 Outlook Exhibit 99.2

2010: Our 125th anniversary 2010: Our 125th anniversary 2 Johnson Controls

2010: Our 125th anniversary Johnson Controls global headquarters Johnson Controls global headquarters Johnson Controls global headquarters 3 Johnson Controls

2010: Our 125th anniversary Johnson Controls global headquarters Johnson Controls global headquarters Johnson Controls global headquarters 4 LEED Platinum certification received Sept. 2010Largest concentration of LEED Platinum buildings in the world Johnson Controls

2010: Our 125th anniversary Leadership continuity 5 Jim KeyesCEO 1988 - 200238 years of service John BarthCEO 2002 - 200739 years of service Johnson Controls

2010: Our 125th anniversary
Some things have changed since our centennial

- Significant growth
- Complexity of our businesses
  - Globalization
  - Wholly-owned and JV structures
- Increased value-add of our offerings
  - Seat components ➔ complete interiors
  - Controls ➔ complete HVAC solutions and GWS
  - N.A. lead acid batteries ➔ global multi-chemistry
- Diversity
  - More than 60% of Johnson Controls employees now work outside North America

Johnson Controls Revenue by geography*

1985: $1.8 billion


Europe
ROW
N. A.

2010: $33.5 billion


ROW
N. A.
Europe

*Charts include non-consolidated

6 Johnson Controls

Our Values haven't changed The foundation of our past and future success 7 Integrity.Honesty, fairness, respect and safety are of the utmost importance.Customer Satisfaction.Our future depends on us helping to make our customers successful. We are proactive and easy to do business with. We offer expert knowledge and practical solutions, and we deliver on our promises.Employee Engagement.We foster a culture that promotes excellent performance, teamwork, inclusion, leadership and growth.Innovation.We believe there is always a better way. We encourage change and seek the opportunity it brings.Sustainability. Through our products, services, operations and community involvement, we promote the efficient use of resources to benefit all people and the world. Johnson Controls

Strategic Review and 2011 Business Outlook

My comments today…

- Reflections on 2010
- Momentum entering 2011
- Near-term macro environment
- Business unit strategic priorities
- Investing in growth


PROFITABLE
GROWTH
planning
strategy
investment
execution
Johnson Controls

8 Johnson Controls
Johnson Controls

Reflections on 2010 Highlights Market share gains in all three businessesStrong growth in ROW markets, particularly ChinaBenefitted from cost reduction initiativesImproved margins in all businessesGood cash generation resulting in strong liquidity position 9 9 Johnson Controls

Reflections on 2010
Challenges

- Late cycle recoveries of the new construction market
  - North America and Western Europe
- Magnitude and complexity of our automotive interior launches
  - 103 major program launches in 2010 – a record
  - New seating mechanisms launched for the first time: height adjuster, recliner, flat fold frames
- Investing ahead of the recovery
  - Timing and scale of Building Efficiency sales force and service / solutions provider hiring



10 Johnson Controls

Entering 2011

- Solid growth in backlogs; evidence of market share gains
  - Automotive up from $2.5 billion to $4.0 billion
  - Building efficiency up 10% at end of fiscal 2010
  - Significantly higher Global Workplace Solutions contract wins
- Increasing demand for SLI and AGM batteries
- Geographic and capacity expansions in emerging markets



11 Johnson Controls

Johnson Controls

Macro environment

- Modest recovery in North American and European auto markets
  - China growth slows
- Automotive OEs challenged to meet coming fuel efficiency / CO^2 emission reduction mandates
  - Battery technology increasingly seen as key solution
- Building Efficiency customers faced with near-term GHG reduction commitments; prospects of new regulations / legislation
  - Strong demand for energy solutions
- Building markets in North America and Europe improving
  - Mature market recovery to traditional levels expected in 2014
- ROW building markets near double-digit compounded growth for the next five years





12 Johnson Controls

Johnson Controls

Sustainable, profitable growth

Primary strategies for 2011 and beyond

Automotive Experience

- Capitalize on the recovery of the North American and European automotive industry
- World-class launch execution
- Expand capabilities, market share in Asia
- Build world-class component capability
- Drive innovation and quality focus
- Continuous improvement



Generate returns commensurate with the cyclicality of the business

13 Johnson Controls

Johnson Controls

Sustainable, profitable growth
Primary strategies for 2011 and beyond

Building Efficiency

- Expand energy solutions offering
  - Performance contracting to new geographic markets
  - Renewable energy expertise
- Build sales force / service provider capacity in advance of market recovery
- Capitalize on growth opportunities in the emerging markets: China, Middle East and Latin America
- Enhance controls technology and integration capabilities



Positioning to ensure sustainable, double-digit growth once the markets recover

14 Johnson Controls

Johnson Controls

Sustainable, profitable growth
Primary strategies for 2011 and beyond

Power Solutions

- Continue technology leadership
  - SLI
  - AGM
  - Lithium ion hybrid
- Support the accelerating industry demand for AGM batteries
- Aggressively grow our market presence in Asia
- Continue to deploy advantaged manufacturing processes
- Invest in vertical integration



Investing to support significant long-term growth opportunties

15 Johnson Controls

Johnson Controls

Sustainable, profitable growth Investing for growth Higher level of capital investmentIncreasing battery manufacturing capacitySLI, AGMCapacity and footprint expansion in emerging marketsSupporting increased level of Automotive Experience new business awardsVertical integrationInformation technology 16 Johnson Controls Johnson Controls

Sustainable, profitable growth
Accelerating investments in selected growth initiatives

Acquisitions: a platform for growth through…

- New customers / channels
- New technologies
- New global opportunities

- Priority given to investments that provide the best opportunities for long-term growth and sustainable competitive advantage
  - Strong management
  - Market leadership
  - Life-cycle revenue opportunity

Acquisitions must achieve a 15% after-tax ROIC by years 3-4



17 Johnson Controls

2011 Outlook Johnson Controls 18 ....based on key assumptions you will hear in detail later today $2.30 - $2.45 Consolidated net sales Earnings per share $37B +9%

Sustainable, profitable growth Long-term objectives Organic growth greater than twice the rate of our underlying industry / market growthContinued margin expansionMinimum annual net earnings growth of 10-15%15% after-tax ROIC 19 19 Johnson Controls

Johnson Controls Well-positioned for sustainable, profitable growth Johnson Controls is a company that...Is positioned for sustainable, profitable growth - in both mature and new marketsHas the market insight and customer relationships to adapt and lead industry change Knows how to effectively deploy capital and invest to create new value and positive returns for the long termLeadership team and disciplines to manage a large, global enterprise in the best interests ofCustomersEmployeesInvestorsCommunities 20 Johnson Controls

Automotive Experience Beda Bolzenius Vice President and President, Automotive Experience

l Automotive Experience Competitive advantage Leading global provider of systems and components for seats, overhead systems, doors, cockpits and electronics Global reach Vertically integrated Complete interior capability Investing in technology and advanced development to protect our long-term competitive advantage Financial strength to invest in growth opportunities Johnson Controls 2 2010 Sales $16.6 B* * Excludes $3.1B unconsolidated revenue in China Asia 11% North America 41% Europe 49% Electronics 6% Interiors 15% Seating 79%

7 Automotive Experience Key accomplishments Achieved lower break-even level Contribution margin at 15%-20% Increased Low-Cost-Country content Footprint Supply base Engineering Commodity indexing New business quoting discipline Optimized capacity utilization Preserved differentiating capabilities Core product development Innovation Design Johnson Controls 3 3

% Automotive Experience Gaining share 60% incremental sales backlog increase Improved geographic balance Continued growth in China Further strengthened diversified customer portfolio Increased vertical integration content Profits align with quoting discipline Johnson Controls 4 Incremental Sales Backlog* By Region (in US$) * Includes non-consolidated sales 2518.00000000029 4020.00000000046 2011-13 2010-12 $2.5B $4.0 +60% China 41 Europe 51.0722795869796 N America 8.26052422557679 41% 8% 51% N. America Europe Asia 43% 14% 43% 2010-2012 2011-2013

Automotive Experience Top new wins for the 2011 - 2013 period Johnson Controls 5 GM Chevrolet Cruze Interior - S.America Seating - Russia Nissan Multiple Programs Seating Japan & China Proton Lancer Seating Malaysia Ford Small Segment Seating Chery B15 & M16 Interior & Seating China Ford Transit Connect Seating Acura MDX Interior, Seating & Electronics N. America Cadillac CTS Interior, Seating & Electronics N. America Nissan Caravan Seat Japan Kia Sorento Interior & Seating Korea & N. America

Automotive Experience
Top launches 2011



Ford Focus
Seating - Europe
Cluster – Europe/ N. America

VW New Midsize Sedan
Interior – N. America



Mercedes Benz ML
Interior
N. America & Europe



Ford Ranger
Seating
Southeast Asia



Nissan Tiida
Seating
China & Japan

VW New Compact Sedan
Seating & Interior
China



Honda CRV
Visor
Japan/ Mexico/ China

Toyota Small Segment
Seating
India



Honda Civic
Bluetooth Handsfree
Europe



Renault/ Samsung L47
Cluster
Korea

6 Johnson Controls
Johnson Controls

Automotive Experience Market drivers Suppliers are facing key changes in the markets and OEM sourcing strategies Market Growing demand for smaller vehicles Rising environmental awareness Increased quality and safety expectations OEM Strategy Differentiating innovation Upgrade of interiors Sustainability focus Trend toward component sourcing Cost reduction through standardization Rationalization of supply base Johnson Controls 7

Automotive Experience Sustainable, profitable growth Johnson Controls is well positioned to outpace the market recovery over the long term Increasing our investments in value-creating growth initiatives Cost Leadership Vertical integration Emerging markets with focus on China Technology and advanced development Sustainability Johnson Controls 8

Automotive Experience Cost leadership World-class cost base through our best business practices (BBP) methodology Preferred process technology Supply chain management Complexity reduction In-plant best practices Optimized footprint Johnson Controls 9 30% Gap Closure Targeted Annually Global Opportunity ~$1Bn With Business Process Improvement, same methodology is now being applied to our internal "back office" business processes.

Automotive Experience Vertical integration Goal: Become a market leader in each targeted product segment through In-depth component expertise Global product and process excellence Key elements of components business Innovation becomes a differentiator Create entry barriers A response to global sourcing trend Higher profit margins Johnson Controls 10

Automotive Experience Investing in profitable growth Key levers Drive vertical integration Michel Thierry - textiles and integrated trim Become market leader in growth markets Support customer global platform needs Fill technology gaps Benoac Fergteile - slush skins Seton Group - leather wrapping of interior systems Johnson Controls 11 Strategic M&A to support our growth and to enhance technology Benoac's patented 2-color technology Examples: Leather wrapping Michel Thierry samples

Automotive Experience Growth in China Position in China 2010 China revenues: $3.1 billion (mostly unconsolidated) Market leader in seating (45% market share) Smaller niche player in interiors and electronics 47 manufacturing locations with 24 JVs 18,000 employees Full engineering and development capabilities Competitive advantages Cost leadership Customer and partner relationships Technology leadership Vertically integrated component capability Local technical centers Johnson Controls 12 JCI Manufacturing in China JCI Engineering in China

Automotive Experience Technology and advanced development Johnson Controls 13 Innovation drives profitable growth 3-generation innovation approach delivers continuous product and process improvement Help customers differentiate vehicles and to delight consumers Identified 12 critical technology domains Differentiation via technology leadership in selected areas will help customization and uniqueness of our portfolio and differentiate our product offering to our customers Strategic Technology Domains Basic Science Adv.Technology Solutions Applied Technology

Automotive Experience Innovation Johnson Controls 14 2009 Ford World Excellence Award Recognition of Achievement Award for New Consumer- Focused Technology. 2010 Automotive News PACE Award For the development and launch of production of Polypropylene (PP) Thin Film interior surface technology. PSA Peugeot Citroen Innovations Award 2010 For Peugeot 3008 Head Up Display Innovation.

Automotive Experience Sustainability Drive "Design for Sustainability" Leverage competitive advantage through Best- in-Class mass, energy and cost Expand portfolio of "green" materials Meet end-consumer demand and OEM expectations by creating "green" value proposition Drive energy efficiency best practices across global operations Johnson Controls 15

To achieve our higher projected growth and returns, we will... Enhance our competence and ability De-risk the business by managing our customer and supply base Increase our cost competitiveness via our operational excellence, quality performance and continuous improvement processes Differentiate through product and process excellence as well as technology and advanced development Continue to grow our sales backlog Johnson Controls 16 Automotive Experience

Automotive Experience Vision Profitable growth through product and process excellence and by leveraging our global capabilities Cost-leader for all major components Technology-leader #1 position in JIT #1 position in trim and foam #1 in metals and mechanisms Leader in each interior core product Johnson Controls 17 Profitability with all customers, in all product lines and all regions delivers a 7% ROS target

Johnson Controls 1 Power Solutions Alex A. Molinaroli Vice President and President, Power Solutions

Power Solutions Business overview The world's largest provider of battery power solutions for the vehicle original equipment and aftermarket 36% global market share for SLI batteries World-class customer base in the automotive aftermarket Original equipment (OE) batteries for the top automakers worldwide Quality, cost leadership Expanding global footprint Leader in advanced battery technologies AGM batteries for start / stop vehicles First-to-market provider of Li-ion batteries for hybrid applications 2010 sales $4.9 B Asia Americas Europe Original Equipment Aftermarket Johnson Controls 2 '

Power Solutions Global market leader Customer satisfaction culture Technology leadership Operational excellence Continuous improvement Global network Sustainability Superior brands Johnson Controls 3

Power Solutions World-class customer base Johnson Controls 4 General Motors Supplier of the Year AutoZone Extra Miler Award Interstate Battery Systems of America Service Excellence Award Subaru Exceptional Product Support Tianjin FAW Toyota Motor Company Quality Achievement Award YiQi Toyota Safety and Quality Award Walmart Supplier of the Year, Automotive Dongfeng Honda Engine Co. Remarkable Quality Improvement Volkswagen, AG Group Award, 2010 Long-term relationships with global vehicle OEMs, distribution, and aftermarket retailers Differentiated relationships and services Warranty support, category management, core returns New Business Walmart volume launch in October 2010 Distribution growth in Europe and Asia

Power Solutions A growth business Johnson Controls 5 Power Solutions has been a good business in a slow growth industry Good margins Steady demand due to stable aftermarket Annual market growth of 0-2% Today, double-digit growth business with margin improvement potential Global growth in distribution and brands Emerging markets Rapid growth of Start-Stop vehicles Developing market for hybrid electric Vehicles and advanced energy storage Vertical integration

(CHART) Growth in emerging markets due to economic development and GDP growth particularly in BRIC Power Solutions: A growth business Market opportunity ($B) implications for 2020 SLI-Mature SLI-Emerging Growth with government stimulus, technology & market development xEV Growth with shift in vehicle designs, mostly in Europe Today 2020 Start-Stop Stable OE & Aftermarket demand Johnson Controls 6

Power Solutions: A growth business Transformation drivers Government & Regulations Environmental regulations Mandated fuel efficiency Economic incentives Consumer Demands Higher content and vehicle-assist features Maintenance-free batteries Eco-friendly preferences Commodities Emerging market growth will drive lead prices up Oil price volatility with long-term upward pressure Original Equipment Landscape Continuing cost pressure Developing markets demand new/different transportation solutions Continued globalization Aftermarket Providers Continuing growth of "Do-It-For-Me" service models Differentiation through brands, convenience, service and technology Start-stop vehicle penetration 7 Johnson Controls

Johnson Controls Emerging Markets Significant growth opportunities 8

Power Solutions China Fastest growing market In the world 100M units/year by 2020 Rapid growth in OE production Developing aftermarket Power Solutions positioning for market leadership Maintenance-free technology OE customer relationships Distribution network Expanding manufacturing footprint: Shanghai, Changxing, Chongqing Johnson Controls 9 (CHART) China Market Forecast (M Units)

Changxing Plant with start of production in 2011 JCI Shanghai Plant & HQ Power Solutions China Johnson Controls 10 Expanding manufacturing capacity from <5M units to 30M by 2015 Initial focus on East and West regions leveraging current market strength Expanding aftermarket distribution Growing strategic relationships with OEs and private brand customers Continue providing industry leadership to establish recycling infrastructure, processes and regulations Chongqing Plant with start of production in 2012

Power Solutions China - Changxing plant Johnson Controls 11 A world-class facility $150 investment utilizing our best manufacturing technology 8M batteries capacity 12M battery PowerFrame plate capacity Construction progressing to plan 400,000 square feet 600 employees Changxing Plant with start of production in 2011 Changxing Plant

Power Solutions China - Chongqing plant Johnson Controls 12 Chengdu in Sichuan Province Growing concentration of OE manufacturers in the West Changan Auto, Dongfeng Motor, Honda, Volkswagen, Suzuki Consumer demand centers in Chengdu and Chongqing Over 20M people within the two capital cities Constructing 6M unit manufacturing plant in Chongqing Start of operations in 2012 Chongqing City in Chongqing Province Chongqing Plant with start of production in 2012

Power Solutions Korea Acquired 90% of existing Korean joint venture JV was part of acquisition of Delphi's battery business in 2005 Solid track record of profitable growth, with customers across Asia Increasing commitment to serve emerging markets in Asia Investing additional $40M to expand capacity applying Power Solutions technology Johnson Controls 13 Delkor HQ Seoul, South Korea

Brazil Venezuela Argentina Chile Colombia Power Solutions South America Growing market reaching 30M units by 2015 Power Solutions leadership #1 market share Technology leadership Expanding capacity in automotive and motorcycle batteries Extending our presence through joint venture with MAC S.A. (announced last week) Colombian battery manufacturer with Andean region market leadership Serving OEMs and aftermarket in Colombia, Venezuela, Peru & Chile Integrated recycling operations Frees Sorocaba capacity to increase service to Brazilian market Johnson Controls 14 Peru E Power Solutions Sorocaba Facility NW MAC S.A. S

Johnson Controls Start-Stop Vehicles: A Growth Market 15

Power Solutions Start-Stop vehicles Johnson Controls 16 Improve fuel economy and lower emissions with minimum change to vehicle system Allow engine to shut off instead of idling while the vehicle is stopped Provides fuel efficiency gains and CO2 reductions of 5 to 12% No change to consumer driving pattern Low vehicle price premium Start-Stop Vehicles with Advanced Lead-Acid Batteries

Power Solutions Regional Start-Stop development Johnson Controls 17 North America Limited adoption through 2015 Market resistance to diesel technology Adoption barriers include automatic transmission and air conditioning Emphasis on HEV approaches Europe Primary market for Start-Stop 16M units by 2015 Asia OEs experimenting with European approach Emphasis on full hybrid and EV Hot climates may impact acceptance Emerging regulations will accelerate adoption in China

Power Solutions Start-Stop vehicles Johnson Controls 18 Johnson Controls is the largest provider of Start-Stop vehicles More than 1.5 million Start-Stop vehicles in Europe supplied annually by Johnson Controls Demonstrated track record using AGM for Start-Stop applications OEMs focusing launches in Europe Expansion into North America and Asia Market forecast of 16M units by 2015 But acceptance is accelerating sharply Better than segment margin Absorbent Glass Mat (AGM) battery for Start-Stop vehicles More robust battery for deeper discharge, and faster recharge Plates under compression results in improved cycle life Glass mat avoids capacity loss and premature failure by reducing acid stratification

Power Solutions Accelerating demand for Start-Stop batteries Johnson Controls 19 We expect aggressive growth in Start-Stop battery demand Accelerating transition by OEMs - particularly in Europe In last six months market demand outlook has increased by ~30% Rapid increase driven by higher than expected consumer acceptance Aftermarket is starting to develop now Power Solutions technology in high demand due to superior performance (CHART) Global Start-Stop Estimate, Oct 2010 Batteries (M)

Power Solutions Market leadership Johnson Controls 20 Full utilization of installed capacity throughout 2010 Will exceed 7M unit capacity in Germany by 2011 Expanding global manufacturing network to support OEM partners Adding production in Europe, North America and China Preparing for significant aftermarket opportunity Exploring technology advancements and alternatives Dedicated global organization to capture Start-Stop market opportunity Johnson Controls AGM Facility, Germany

Johnson Controls Advanced Batteries for xEVs Lithium-ion hybrid batteries 21

Lithium-ion hybrid batteries First U.S. manufacturing site: Meadowbrook Assembly plant is in operation and shipping batteries Began pack assembly in September 2010 10 months from U.S. ARRA matching grant to shipping batteries to our customers On schedule to begin cell manufacturing in early 2011 Capacity ramping up with demand Johnson Controls Pack Assembly, Holland, Michigan facility 22

Lithium-ion hybrid batteries Nascent industry characteristics Rapidly changing /expanding competitors: overcapacity Multiple business models by customer Working with customers, suppliers and governments to shape industry and fuel growth Today's investments required to participate in the industry as it matures over the next decade We will maintain our leadership in the market Multiple chemistries / geometries Automotive expertise Global footprint 23 Collaboration Event for Transit Connect Electric with Governor Granholm, September 2010 Johnson Controls Hybrid Truck Users Forum

Johnson Controls Power Solutions: Continuing to create value in our core 24

Driving increases in profitability Operational excellence 20%... Manufacturing productivity improvement versus 2008 53%... Reduction in lead scrap rate in Americas versus 2008 37%... Reduction in lead scrap rate in EMEA versus 2008 $120M... Projected annual savings through CI in 2010 14%... Working capital as % of sales 21,487... "Innovation in a box" ideas by employees in 2010 CONTINUOUS IMPROVEMENT 25 Johnson Controls

Power Solutions: Value Creation in Core Business Vertical Integration: Garcia, Mexico Recycling Facility Johnson Controls 26 Secure access to lead and reduce price volatility 132,000 MT/year capacity Meets new U.S. EPA 0.15 microgram standard for lead emissions Ability to expand in the future if needed Begins production October 2010 Garcia Recycling Facility

Power Solutions: Value Creation in Core Business Vertical Integration: Florence, South Carolina Recycling Facility Johnson Controls 27 Received air permit for a new, fully-integrated battery recycling facility First permit issued in U.S. in nearly 20 years Strong collaboration with state and local officials, institutional and environmental organizations 132,000 MT/year capacity Site preparation has begun Start of production in 2012 Florence Facility Site Collaboration Partners

Power Solutions Summary Johnson Controls 28 Growth business Distribution and brands Emerging markets Start-Stop vehicles Advanced energy storage for xEVs Value creation in core operations Operational Excellence Vertical Integration

Building Efficiency Dave Myers Vice President and President, Building Efficiency

Johnson Controls Building Efficiency Johnson Controls makes buildings in 125 countries more comfortable, productive and safe Our offerings are necessary to provide a comfortable indoor environment at the lowest operating cost Working with Johnson Controls delivers a payback: reduced energy and improved operational costs We are positioned to take advantage of global growth megatrends global growth megatrends global growth megatrends global growth megatrends global growth megatrends global growth megatrends global growth megatrends global growth megatrends global growth megatrends global growth megatrends global growth megatrends global growth megatrends Johnson Controls 2 (CHART) Non- Residential 92% Residential Europe 29% North America 53% Asia 18%

Building Efficiency Highlights Markets appear to be recovering or growing but some are faster than others Investments in energy and other capabilities to provide multiple growth platforms Both near-term and long-term growth opportunities coming from emerging markets Investments in talent critical to achieve growth objectives 3 3 Johnson Controls

Building Efficiency: Non-residential buildings Profitable, sustainable growth The global HVAC service market remains a significant but highly fragmented opportunity Market trends for energy efficiency, climate change legislation and outsourcing will drive increasing demand Service team has the largest number of technicians, the most branch locations, the broadest capabilities 1,000+ LEED certified professionals Global Workplace Solutions operates and manages entire facility portfolios to improve global corporation business operations and lower costs Johnson Controls 4 4 North America Global Service and recurring revenues 75% New Construction (CHART) Systems Ind. Refrig. Technical Services Solutions Global Workplace Solutions 2010 Revenues $12.8 B

Building Efficiency Global platform Middle East $0.5B Asia $1.7B With over 500 locations worldwide we have the platform to drive growth globally, extending from our historical strength in North America Branches: 149 Mfng: 15 Branches: 30 Mfng: 1 Branches: 161 Mfng: 4 Branches: 17 Mfng: 3 Branches: 144 Mfng: 4 N.A. $6.3B Europe $3.7B Latin America $0.6B 5 Johnson Controls

(CHART) Asia M.E. W. Europe N. A. E. Europe Global Non-Residential Construction: 2008-2016 Market Overview Global markets Market Developed regions showing declines in 2010 with spending starting to recover in second half of 2011 Near and long-term growth to come from emerging markets Expected construction growth ('11-'16) Asia: 11% M.E.: 10% L.A.: 10% 6 Source: Global Insight; M.E. = Saudi and UAE; L.A. = Brazil and Mexico; Asia = China, Japan, India; W. Europe= Italy, U.K., France, Spain, Germany E. Europe: 10% N.A.: 8% W. Europe: 4% L.A. North America and Western Europe are expected to grow, but will not hit prerecession levels until ~2014; developing markets rebounding strongly Johnson Controls

Key growth opportunities Increased range of energy solutions Growth in Systems and Services through the lifecycle Expanded Global Workplace Solutions Emerging markets Johnson Controls 7 7

Johnson Controls Increased range of energy solutions Key growth opportunities 8

9 U.S. energy solutions market forecast: 2010-2015 Billions of Dollars 12% CAGR Source: Pike Research Energy solutions market continues to grow rapidly as legislation and private sector adoption take hold and we are seeing significant growth in our Energy business Energy solutions Market dynamics Climate legislation + energy security Corporate climate commitments Rising energy costs Innovative funding models (i.e. PACE) Deployment of smart grid technology Energy efficiency renewable resource standards Market drivers Johnson Controls

Energy solutions

Solutions and energy retrofit business today

JCI secured energy solutions ('10)


Rest of the World
Energy Solutions North America

North America energy solutions revenue by vertical market


Other 10%
K-12 30%
State Gov. 15%
Local Gov. 13%
Higher Ed 16%
Fed. Gov. 8%
Healthcare 7%

- ~40% increase in orders secured YTD
- ~30% increase in Energy Solutions employees YTD
  - 11% increase in Energy Solutions Salespeople
  - 44% increase in Energy Engineers
  - 1000+ dedicated energy professionals globally
- Successful North America Energy Solutions business
  - Largest energy solutions provider (~25% share)
  - $4.9B in outstanding energy guarantees
  - Largest renewables portfolio of all ESCOs
- National provider of lighting retrofits

10 Johnson Controls

Johnson Controls

Lighting retrofits Water Efficiency Solutions Private Sector Utilities Channel Dedicated resources and investment Policy development with EU Target countries with favorable legislation Energy engineering and performance Energy solutions Key growth strategies 11 Expanding on core competencies New channels Americas Europe Asia Global Johnson Controls

Energy solutions Key growth strategies 12 New markets New offerings New markets and offerings Leverage GWS Channel Central plant asset management Onsite renewable energy Enterprise energy management Ex: GWS as channel for Energy Solutions Johnson Controls

Energy solutions - customer example University of Massachusetts Amherst Johnson Controls 13 The challenge: Make campus-wide improvements to reduce energy costs and meet sustainability goals. The solution: Comprehensive energy and water conservation improvements with $40 million worth of retrofits and upgrades. Benefits to customers: $55.5 million of savings over the 10-year contract term Received the Massachusetts Environmental Purchasing and Sustainability Award Johnson Controls' comprehensive energy solutions enabled the University to implement improvements to create learning environments that foster academic excellence. 38 Number of energy conservation measures implemented at UMass Amherst to reduce deferred maintenance and improve the learning environment. 21,000 metric tons Reduction in carbon dioxide emissions in fiscal year 2009. http://www.makeyourbuildingswork.com/

Energy solutions Key enabling technologies for growth 14 Energy solutions includes an ever-expanding set of technologies. We are developing capabilities and working to understand and deploy the most impactful ones for growth. Renewable energy technology Smart grid applications Lighting technologies Fault detection / diagnostics Thin Film PV Concentrated Solar 1. 2. 3. 4. Geothermal Lighting Controls LEDs Johnson Controls

Johnson Controls Growth in systems and services through the lifecycle Key growth opportunities 15

Typical building lifecycle Securing customers for life Johnson Controls 16 Plan and design Build Commission Optimize and maintain Efficient, optimized buildings affect property values, lease rates, occupancy and sales per sq. ft. Efficient systems reduce energy use Linking multiple systems improves operations Protect assets and ensure occupant safety Service technology delivers life-extending asset maintenance

Systems market Global market opportunity Johnson Controls 17 Source: 2009 industry size (BSRIA, ARC); Growth Rates July 2010 (Global Insight) *Total Global Services Market = $107B - JCI is targeting segments within that totaling $48B (CHART) VRF $2B Rooftops $2B Ducted Splits $3B Chillers $7B Airside $6B Controls $11B Market and growth by region (GDP and construction '11-'16 CAGR) (CHART) 2011-2016 CAGR 3% 8% 4% 6% 10% 2% 5% 10% 6% 11% $14B $6B $1B $2B $8B GDP Const. Systems market HVAC equipment and controls: $31B JCI actions and results Orders up solidly in a down market +3% market share in equipment Added new indirect and direct sales channels - Increased direct sales force by 5% over FY09 - Added more than a dozen new distributors and reps Increase in Consulting Engineers using Johnson Controls' bundled offering of equipment and controls as their basis of design Launched the next generation centrifugal chiller platform Deployed latest generation building automation system - Metasys 5.0 New Security offerings launching in FY11 Q1

Systems Key growth strategies Global channel investments to increase market coverage Expand market access by adding to our HVAC system portfolio Expand systems integration capabilities and grow bundled technology business in emerging markets Build scale in Security and Fire Invest in tools that make us easier to do business with 18 1. 2. 3. 4. 5. We offer a range of products and systems... ....that serve all segments of the global commercial market Johnson Controls

Systems North America - customer example University of Minnesota Johnson Controls 19 "Johnson Controls has been very receptive to assisting us with technology challenges... Johnson Controls even invited us to participate in alpha and beta testing of their products, which gave us the confidence required to move forward with installation in even our most critical and complex buildings needed in emergency situations." - Mark Peterson, Senior Controls Engineer University of Minnesota The challenge: Integrate the building management systems on the Twin Cities and Duluth campuses, which are located 150 miles apart The solution: Installed a multi-vendor head-end workstation to integrate a number of legacy building automation systems worth of $22 million. Benefits to customers: Metasys system a common user interface to monitor and control nearly 60,000 physical points Over $2.4 million annual energy savings The University has worked with Johnson Controls for nearly two decades for the world- class capabilities and our deep understanding of customers' needs.

Services market Global market opportunity Source: 2009 industry size (BSRIA, ARC); Growth Rates July 2010 (Global Insight) *Total Global Services Market = $107B - JCI is targeting segments within that totaling $48B (CHART) N.A. $21B Europe $13B Asia $12B L.A. $1B M.E. $1B Services market targeted*: $48B JCI actions and results NxGen Service technology platform rolled out across 160 North America branches Adding expertise closer to the customer in local markets Expanding sales force by 100+ - Focus on energy efficiency and sustainability services Double-digit growth in second half of year in repair and projects business - driven by energy efficiency retrofits 20 Johnson Controls

Services Key growth strategies Tools and practices to build customer loyalty Market by market targeting in top 25 cities Geographic expansion / penetration Energy efficiency and sustainability Operational excellence for productivity / enhanced cost competitiveness 21 1. 2. 3. 4. 5. We offer a range of services around unique facility needs... ....with tailored strategies that serve diverse commercial facilities Maintain (PSA) Repair (L&M) Replace (Prime) Operate (FM / O&M) Johnson Controls

Residential and light commercial Key growth initiatives - channels Increase existing channels Increase footprint / fill whitespace Selectively flip distributors Deliver world class customer experience 22 1. 2. 3. 4. JCI 2010 actions and results Revenue increased by 14% Earnings increase of $80M+ Residential manufacturing cost structure improved 30% Successfully rolled-out 15 new 410A and Micro-Channel products Successfully recruited 10+ new distributors in local markets across North America Major initiatives Johnson Controls

Systems and service Key enabling technologies 23 Systems integration New HVAC technology Simple energy efficiency retrofits 1. 2. 4. We continue to make investments in technology to enable differentiated products and meet customer requirements NxGen service platform 3. Johnson Controls

Building a solution for the future Technology roadmap Scalable platform Low cost entry point Easy to use Open framework capable of incorporating third party components and applications Backward and forward compatibility Integrate with Metasys installed base Enable future, still unknown, integration Single authoritative source of building data Enable JCI to be the enterprise integrator Customizable to changing user needs "There's an app for that" 24 Johnson Controls

Building a solution for the future Technology roadmap Smart electrical distribution Smart equipment Smart security components Customer benefits: Easy to use Flexible Reduced energy use Lower operating costs Backward compatibility Johnson Controls 25 Existing BAS Enterprise data integration and analysis Benefits to JCI: Address broader scope of customer needs Scalable Faster time to market Lower installed cost Sell software as service

Building a solution for the future Smart buildings for smart grids 26 Connecting across the enterprise Connecting building systems Connecting to the global environment Connecting to the bottom line Connecting to the smart grid Johnson Controls

Johnson Controls Key growth opportunities Expanded Global Workplace Solutions 27

Global Workplace Solutions Business today Manage over 1.5 billion sq. ft. in 72,000 locations globally; >18,000 employees in 75 countries Strong in segments with a high degree of critical facilities and geographic dispersion Established relationships with Fortune 1000 channel Pipeline increased 8% YoY - we have won 41% of all major bids in the last 18 months 28 BBC Technology Retail Life sciences Industrial Media/ Comms Financial Johnson Controls

Global Workplace Solutions
Market dynamics

Global 1000 outsourcing market opportunity by segment: $253B


Technology
$18
4% SOM
Other
$17
Retail
$21
1% SOM
Finance
$58
<1% SOM
Media Com
$18
1% SOM
Industrial
$108
1% SOM
Life Science
$13
2% SOM

- Projected annual outsource market growth is 6-8%
- Larger opportunities moving to contract faster
- Customer moving towards more global, integrated solution
  - GWS one of only 3 capable providers

Market drivers

- Globalization / integration driving customers to seek more strategic and tailored solutions for their entire portfolio
  - i.e. Energy and GHG management, space utilization, asset management
- Convergence of energy technology and information technology
- Emergence of IT companies into energy efficiency space
- Energy and climate legislation / regulation increasing scope / immediacy of solutions
- Customer need for visibility across enterprise, transparency for reporting, user-friendly dashboarding

Enterprise solutions outsourcing opportunity represents large market opportunity ($253B)

Source: Forbes Fortune 1000, JCI analysis

29 Johnson Controls

Johnson Controls

Global Workplace Solutions - customer example Agilent technologies Johnson Controls 30 consolidation opportunities. "We truly appreciate the remarkable speed in which Johnson Controls reacted to our request for savings and the spirit demonstrated by the entire Johnson Controls account team in rising to the challenge." - Neil Rees, Vice President, Workplace Services, Agilent Technologies, Inc The challenge: Reduce costs by millions without disrupting business operations or weakening competitive position across global portfolio The solution: Company-wide money- saving supply chain, facilities and real estate management initiatives Benefits to customers: $19.5 million real estate savings $4.9 million operational expense savings $2.6 million square-foot reduction in Agilent's global real estate portfolio Johnson Controls GWS is the world's largest global real estate and facilities management service provider. The GWS team worked hand in hand with Agilent to pursue numerous spending reduction and savings opportunities. http://www.makeyourbuildingswork.com/

Global Workplace Solutions Key enabling technologies for growth 31 We are developing and partnering to create energy and cost saving solutions across our customers' entire portfolio Standard global operations platform Integration w/ partner technologies Space utilization metrics Enterprise energy management 1. 2. 3. 4. Executive Energy Czar Sustainability Czar Facility Director Accounts Payable Clerk Maintenance Manager Service Desk Building Operator E2MS Web Links 3rd Party Apps Metasys Mashup (KPI View) Maximo / PPMS Omnibus Webtop Tivoli Sustainability Manager EnNET Site 1 Open Site n Energy Bills Metasys Johnson Controls

Johnson Controls Key growth opportunities Emerging markets 32

China Market conditions Government continues to focus on completing infrastructure projects for sustaining economic growth Increased awareness of energy conservation Continued investment in infrastructure of 11% annually Initiatives Broaden product portfolio First-cost versions of HVAC offerings Controls and integration to offer building systems Security applications for targeted segments Penetrating market Strategic channel expansion in Tier 2 cities Invest in salesforce productivity and brand-building Increased skills and range of solutions Adding energy retrofits and re-commissioning services Johnson Controls 33

Middle East Market conditions Despite significant drop in economic growth in 2009 (Dubai), forecasts show rebound in 2011 with majority of growth coming from Abu Dhabi and Saudi Arabia Growth driven by significant investment in infrastructure projects 2011 will match 2008 construction levels Initiatives Target 4 key countries for growth and investment: UAE, Saudi, Qatar, Turkey Focus on high growth infrastructure market segment Leverage energy-efficiency trend to expand system retrofit and replacement Drive energy efficient solutions throughout service business and region Johnson Controls 34

35 City of Mecca Middle East - customer example Major central plant - Mecca, Saudi Arabia The challenge: To provide a comfortable and energy efficient environment for the expansion of major infrastructure facilities. The solution: Provide multi-stage York OM chiller products (total capacity 120,000 tons of refrigeration) and fast-tracked with 2 years completion time Benefits to customers: Ready for peak cooling of the summer season Tailor-made solutions to reduce energy use Met challenging footprint and timeline requirements Johnson Controls leading technologies and speed will transform the major infrastructure facilities in Mecca to a more comfortable and greener space. Johnson Controls

Brazil Market conditions Strong commercial construction activity driven by investment in infrastructure for Olympics and World Cup $200M potential opportunity for HVAC systems and technology contracting over the next 3 years Projects related to new arenas for the World Cup Security projects for the 32 soccer stadiums Initiatives Expand low cost security solutions for public projects Drive growth in systems integration activities across stadiums, petrochem, healthcare, and public sector Investing to strengthen sales and project management capabilities Drive growth in energy solutions and truck-based service business Johnson Controls 36

Johnson Controls Margin improvement actions 37

Margin improvement actions Productivity improvements in Service and Systems Business process simplification Sales demand management Back office processes Selection tools Improving mix of business - higher service work, growth in China and Middle East Vertical integration Scale - leverage as we grow from process improvements and restructuring actions Increase investment for organic initiatives (energy focus) Johnson Controls 38

Investing for profitable growth Summary Build world-class people resources to enable and support growth 1000+ LEED professionals 1000+ Energy Engineers 15,000+ Field service technicians Global expertise in energy efficiency and renewables Firmly establish leadership position in global growth markets Commitment to lead in technology and enablers that differentiate us and allow us to win Integrating platform for efficiency Most efficient HVAC equipment Portfolio energy management solutions 39 Johnson Controls

Financial Outlook R. Bruce McDonald Executive Vice President and Chief Financial Officer

Fiscal 2011 key assumptions Fiscal 2011 key assumptions Johnson Controls 2

Fiscal 2011 key assumptions Euro $1.35 in 2011 Tax rate 19% in 2011 Geographic mix of income Low 20% range in 2012 and 2013 Pension contribution Discretionary funding of approximately $200-$250 million Financing costs Stable short term interest rates Commodities Inflation returning Copper hedges Indexing in Automotive Experience Lead - $2,200/MT 2010 average lead was $2,123/MT Johnson Controls 3

Fiscal 2011 outlook Johnson Controls 4 4

Automotive Experience 2011 Financial outlook Sales up approximately 5% Higher volumes in North America, Europe and China Growth in emerging markets Largely via unconsolidated joint ventures Higher three-year backlog (+60%) Segment margin 4.5% - 4.7% (up 90 bps) Benefits of restructuring and continuous improvement Significant launch activity in Europe and China Increased investment in engineering and product development Johnson Controls 5 5

Power Solutions 2011 Financial outlook Sales up 11 - 15% Higher volumes across all regions Market share growth Incremental volumes from Wal-Mart and Korean acquisition Segment margin 13.4% - 13.6% (up 90 bps) Manufacturing process efficiency improvements Vertical integration (Mexico smelter begins production in Q1) Local production capacity in China Growing investment in hybrid technology Johnson Controls 6 6

Building Efficiency 2011 Financial outlook Sales up 8-10% Strong backlog in the emerging markets and Energy Solutions Emerging market growth, partially offset by mature markets (flat) Double digit growth in Residential and Global Workplace Solutions (GWS) Moderate recovery in service demand Segment margin of 5.6% - 5.8% (up 60 bps) (5.9% - 6.1% excluding GWS) Benefits of global volume growth Turnaround in residential business Investments in growth opportunities Johnson Controls 7 7

Organic investments Johnson Controls 8 ($ in millions) (CHART) $807 $647 $758 $1,200 Capital investment trend

Organic investments Johnson Controls 9 AGM (Start-stop) $350 million - 5 years Lithium-ion Hybrid $225 million - 5 years Automotive Launches $225 million - 3 years

Organic investments Johnson Controls 10 Vertical Integration $170 million - 2 years Geographic Expansion $550 million 5 years

Capital allocation Johnson Controls 11 11 Cash flow deployment Strategic acquisitions Discretionary pension funding Improve credit metrics Dividend payments Dividends Consecutive dividends paid since 1887 Intend to increase payout ratio to 30% over time Typical timing - November communication